People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Sandler O'Neill + Partners, L.P.
East Coast Financial Services Conference

November 12, 2009

Forward-Looking Statements

Trustmark
Banking and Financial Solutions

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, changes in Trustmark's ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark is an integrated provider of banking and financial solutions

- $9.4 billion in total assets
- $6.4 billion in loans held for investment
- $6.9 billion in deposits
- $1.1 billion of market capitalization
- 150 banking centers serving Florida, Mississippi, Tennessee and Texas
- 11.89% return on average tangible common equity YTD.


Tennessee
Mississippi
Texas
Florida

Reasons to Invest in Trustmark

- ✓ Diversified business mix in attractive markets
- ✓ Solid profitability metrics
- ✓ Strong capital base
- ✓ Liquid, well-positioned balance sheet
- ✓ Positioned for growth and profitability
- ✓ Focused on maximizing shareholder value

Trustmark Corporation
Revenue and Noninterest Income Composition
Nine Months Ended September 30, 2009

($ in millions)

Total Revenue $394


Mortgage $44
Auto/Credit Card $14
Insurance $23
Treasury & Other $70
Wealth Management $20
11%
4%
6%
18%
5%
Memphis, TN 3%
Houston, TX 6%
MS-Other 18%
FL Panhandle 2%
Jackson 27%
Commercial – Retail Banking $222

Total Noninterest Income $128


Service Charges $40
General Banking $22
31%
18%
Other $3
3%
17%
13%
18%
Wealth Management $17
Mortgage $22
Insurance $23

Fee Income to Total Revenue 32.5%

Trustmark Corporation
Financial Results

($ in millions, except per share data)

Trustmark
Banking and Financial Solutions

	Q3-08	Q4-08	Q1-09	Q2-09	Q3-09
Pre-tax, pre-provision income	$48.6	$54.2	$57.1	$50.3	$53.8
Other real estate/foreclosure expense	$1.1	$0.7	$0.6	$2.7	$5.9
Net income to available common shareholders	$23.4	$24.0	$23.4	$13.4	$22.4
Return on average tangible common equity	15.16%	15.10%	14.46%	8.20%	13.06%
Return on average assets	1.02%	1.07%	1.10%	.69%	1.07%
Net interest margin - FTE	4.01%	4.20%	4.18%	4.20%	4.28%
Efficiency ratio	58.85%	55.86%	55.56%	58.57%	58.95%



$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.41
0.23
0.42
0.23
0.41
0.23
0.23 0.23
0.39
0.23
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Earnings per common share - Diluted
Dividends per common share

Trustmark Corporation
Capital Position

($ in millions)

	Q3-08	Q4-08	Q1-09	Q2-09	Q3-09
Tangible common equity/tangible assets	7.22%	6.95%	7.20%	7.34%	7.76%
Tier 1 risk-based capital ratio	9.86%	13.01%	13.34%	13.50%	14.11%
Total risk-based capital ratio	11.80%	14.95%	15.28%	15.45%	16.09%*



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$949
$633
$1,178
$205
$973
$658
$1,200
$206
$994
$681
$1,202
$206
$996
$683
$1,221
$206
$1,014
$703
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Common Equity
Preferred Equity
Tangible Common Equity

* Excluding the Senior Preferred stock issued under Capital Purchase Program, total risk-based capital at September 30, 2009, is an estimated 12.80%.

Trustmark Corporation
Loans Held for Investment
September 30, 2009

($ in millions)

Commercial Loans $4,220



Construction & Land Development $872
21%
C & I $1,166
28%
CRE Income Producing $744
18%
Owner Occupied RE $729
17%
State & Political Subs $260
6%
Other $449
11%

Consumer Loans $2,162



Other $64
3%
Branch Direct $769
36%
Indirect Auto $441
20%
Credit Card $41
2%
Home Mortgage $847
39%

Total Loans Held for Investment $6,382

Trustmark Corporation
Funding
September 30, 2009

($ in millions)

Total Deposits $6,870



Time
$2,489
36%
Noninterest
Checking
$1,493
22%
24%
Interest
Checking
$1,680
13%
4%
Money
Market $921
Savings
$288

Total Borrowings $1,155



Junior
sub debt
$70
Sub
notes
$50
FHLB
advances
$75
6%
4%
6%
Fed funds
purchased &
repos
$645
56%
Treasury
Auction
Facility
$125
11%
16%
Other short-
term
borrowings
$190

Jackson Metro


MADISON
Flora
Canton
Madison
Ridgeland
Ross Barnett Reservoir
MISSISSIPPI
Bolton
Clinton
HINDS
Raymond
Pearl
Brandon
RANKIN
Pelahatchie
Richland
Florence
Banking center


Trustmark Bank
Trustmark Bank

- Trustmark has $2.1 billion in loans and $3.2 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,314	-0.62%	41.85%	21
Rankin	143,561	10.89%	33.34%	11
Madison	95,143	12.23%	23.72%	8
TOTAL	**489,018**	**5.26%**	**36.49%**	**40**

+ As of 9/30/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Houston MSA


GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
Kingwood
WALLER
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
HARRIS
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
Highlands
San Felipe
Brookshire
Katy
AUSTIN
Houston
Channelview
Baytown
Jacinto City
Galena Park
Pasadena
Bellaire
Deer Park
La Porte
Simonton
Sugar Land
Brays Bayou
South Houston
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
Rosenberg
WHARTON
East Bernard
Pearland
BRAZORIA
Webster
Friendswood
Smithers Lake
Manvel
GALVESTON
Banking center


Trustmark Bank

- Trustmark has $851 million in loans and $565 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms

Market	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,904,050	11.45%	0.48%	16

+ As of 9/30/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Memphis MSA


Trustmark


Rosemark
Millington
385
204
Arlington
Loosahatchie
TENNESSEE
Lakeland
205
Marion
51
15
14
Bartlett
Eads
64
Somerville
Wolf
Memphis
40
Fisherville
Williston
177
FAYETTE
ermantown
Lake McKellar
240
Rossville Junction
175
385
SHELBY
Lake
Southaven
302
Olive Branch
Memphis
72
78
MARSHALL
DE SOTO
Byhalia
Hernando
Coldwater
MISSISSIPPI
Banking center

- Trustmark has $430 million in loans and $639 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,321,291	4.39%	2.90%	22

+ As of 9/30/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Florida Panhandle




Springs
Ponce de Leon
OKALOOSA
FLORIDA
Redbay
Vernon
Niceville
Valparaiso
WALTON
Freeport
Wright
Ocean City
Mary Esther
Fort Walton Beach
Choctawhatchee Bay
Destin
Miramar Beach
Santa Rosa Beach
BAY
Southport
West Bay
Laguna Beach
Panama City Beach
Panama City
Banking center
Gulf of Mexico

- Trustmark has $551 million in loans and $219 million in deposits+
- Cross-sell to Fisher-Brown's commercial insurance customers
- Focus on commercial lending and expansion of Wealth Management

County	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	171,160	5.89%	4.63%	4
Okaloosa	198,924	7.63%	1.37%	1
Walton	58,299	16.71%	5.95%	3
Total	**428,383**	**8.17%**	**3.18%**	**8**

+ As of 9/30/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Strategic Accomplishments

Trustmark
Banking and Financial Solutions

✓ Managed crisis in financial services industry

- Reduced credit exposure in Florida, indirect auto, HELOC and credit card
- Increased investment securities portfolio
- Maintained stable deposit base
- Managed mortgage banking interest rate volatility

✓ Capital Management

- Internally generated tangible common equity increased $102.6 million since 12/31/2007
- Tangible common equity to tangible assets expanded to 7.76%
- Issued $215 million in senior preferred securities to U.S. Treasury
- Total risk-based capital increased to 16.09%; excluding senior preferred securities, total risk-based capital is an estimated 12.80%

✓ Completed retail banking center program initiated in 2006

- Opened 19 banking centers: Houston (6), Memphis (4), Jackson (4), MS Gulf Coast (2), Hattiesburg (2), and Panama City (1)
- Closed 11 offices with limited growth opportunities

✓ Technology investments

- Continued image technology deployment: check processing, remote capture, merchant check capture
- Argo Retail Deposit Platform implementation to be completed by year-end 2009

Strategic Focus

- ✓ Manage credit and balance sheet risk
- ✓ Enhance and expand Commercial Banking business development program
- ✓ Continue development of Houston franchise
- ✓ Vigorously defend leadership position in major legacy market
- ✓ Capital Management

Reasons to Invest in Trustmark

Trustmark
Banking and Financial Solutions

- ✓ Diversified business mix in attractive markets
- ✓ Solid profitability metrics
- ✓ Strong capital base
- ✓ Liquid, well-positioned balance sheet
- ✓ Positioned for growth and profitability
- ✓ Focused on maximizing shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Trustmark Corporation
Credit Quality Trends

($ in millions)

Trustmark
Banking and Financial Solutions

	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$551	$4,650	$568	$851	$6,620
Nonperforming Loans	$72.1	$28.5	$11.5	$26.5	$138.5
Other Real Estate	$34.0	$22.9	$9.8	$4.9	$71.7
Nonperforming Assets	$106.1	$51.4	$21.3	$31.4	$210.2
Nonperforming Assets/Total Loans + ORE	18.13%	1.09%	3.68%	3.66%	3.14%
Provision for Loan Losses	($3.3)	$12.0	$0.2	$6.9	$15.8
Net Charge-offs	$0.1	$9.6	$0.9	$3.9	$14.5

Periods Ended	2005	2006	2007	2008	1Q-09	2Q-09	3Q-09
Total Loans *(Including HFS)*	$6,060	$6,659	$7,188	$6,961	$6,942	$6,852	$6,620
Allowance for Loan and Lease Losses	$76.7	$72.1	$79.9	$94.9	$100.4	$101.8	$103.0*
NPA/Total Loans + ORE	0.56%	0.58%	1.02%	2.18%	2.53%	2.72%	3.14%
Net Charge-offs/Average Loans	0.13%	0.06%	0.23%	0.87%	0.66%	1.48%	0.86%

* Allocation of $103.0 million allowance for loan losses represented 2.08% of commercial loans and 0.76% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.61%.

(1) Mississippi includes Central and Southern Mississippi regions.

(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Construction and Land Development

September 30, 2009

($ in millions)

Trustmark
Banking and Financial Solutions

	Total Construction Land and Development Loans		Florida		Mississippi (1)		Tennessee (2)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 105	12.0%	$ 64	60.6%	$ 25	23.6%	$ 5	4.3%	$ 12	11.4%
Development	199	22.8%	28	14.2%	77	38.8%	11	5.6%	82	41.4%
Unimproved land	281	32.2%	83	29.7%	107	38.1%	32	11.5%	58	20.6%
1-4 family construction	137	15.8%	13	9.6%	78	56.4%	6	4.7%	40	29.3%
Other construction	150	17.2%	23	15.5%	35	23.5%	7	4.9%	84	56.1%
Construction and land development loans	$ 872	100.0%	$ 212	24.3%	$ 322	36.9%	$ 62	7.1%	$ 277	31.7%

By Type



Other construction $150
17%
Lots $105
12%
Development $199
23%
1-4 Family construction $137
16%
32%
Unimproved land $281

By Region



Florida $212
24%
Texas $277
32%
7%
37%
Tennessee (2) $62
Mississippi (1) $322

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Trustmark Corporation
Owner Occupied CRE
September 30, 2009

($ in millions)

Owner Occupied CRE	Total Commercial Real Estate Loans $	Total Commercial Real Estate Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Churches	$ 130.7	17.9%	$ 3.2	2.5%	$ 60.7	46.5%	$ 62.4	47.8%	$ 4.3	3.3%
Office	102.3	14.0%	21.6	21.1%	56.3	55.0%	6.1	6.0%	18.3	17.9%
Health Care	80.6	11.1%	11.5	14.2%	56.8	70.4%	3.1	3.8%	9.3	11.5%
Industrial Warehouses	75.0	10.3%	2.7	3.6%	55.6	74.1%	0.4	0.6%	16.3	21.7%
Convenience Stores	62.8	8.6%	1.3	2.1%	40.7	64.9%	4.3	6.8%	16.4	26.2%
Retail	33.8	4.6%	5.8	17.1%	19.9	58.9%	1.3	3.9%	6.8	20.2%
Restaurants	29.8	4.1%	0.9	3.1%	22.6	76.1%	2.5	8.6%	3.7	12.3%
Auto Dealerships	20.3	2.8%	0.7	3.2%	14.9	73.0%	1.5	7.2%	3.4	16.5%
Miscellaneous	193.3	26.5%	8.7	4.5%	97.7	50.5%	43.6	22.6%	43.4	22.4%
Total Owner Occupied CRE	**$ 728.6**	**100.0%**	**$ 56.3**	**7.7%**	**$ 425.2**	**58.4%**	**$ 125.3**	**17.2%**	**$ 121.9**	**16.7%**

By Type



Miscellaneous $193.3
27%
Churches $130.7
18%
Office $102.3
14%
11%
Health Care $80.6
9%
Convenience Stores $62.8
10%
Industrial Warehouses $75.0
4%
Retail $33.8
3%
Auto Dealerships $20.3
4%
Restaurants $29.8

By Region



Texas $121.9
17%
Florida $56.3
8%
Tennessee(2) $125.3
17%
58%
Mississippi(1) $425.2

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Trustmark Corporation
Income Producing CRE
September 30, 2009

($ in millions)

Income Producing CRE	Total Commercial Real Estate Loans $	% of Total Loans	Florida $	% of Loan Type	Mississippi (1) $	% of Loan Type	Tennessee (2) $	% of Loan Type	Texas $	% of Loan Type
Office	$ 174.7	23.5%	$ 58.5	33.5%	$ 86.3	49.4%	$ 21.6	12.3%	$ 8.4	4.8%
Retail	170.4	22.9%	34.4	20.2%	81.9	48.0%	27.7	16.2%	26.6	15.6%
Nursing Homes / Assisted Living	121.6	16.3%	-	0.0%	111.2	91.4%	5.0	4.1%	5.4	4.4%
Hotel / Motel	66.1	8.9%	12.7	19.1%	29.3	44.4%	11.2	17.0%	12.9	19.5%
Industrial	24.9	3.4%	7.0	28.1%	5.2	20.7%	1.2	4.8%	11.5	46.3%
Health Care	14.4	1.9%	-	0.0%	13.1	90.6%	1.4	9.4%	-	0.0%
Convenience Stores	13.5	1.8%	0.3	2.4%	9.3	68.8%	1.4	10.0%	2.6	18.9%
Other	157.7	21.2%	13.5	8.5%	69.2	43.9%	21.1	13.4%	54.0	34.2%
Total Income Producing CRE	**$ 743.5**	**100.0%**	**$ 126.3**	**17.0%**	**$ 405.5**	**54.5%**	**$ 90.4**	**12.2%**	**$ 121.3**	**16.3%**

By Type



Office
$174.7
24%
Hotel/Motel
$66.1
9%
Industrial
$24.9
3%
Health Care
$14.4
2%
2%
Convenience
Stores
$13.5
16%
Nursing
Homes/
Assisted
Living $121.6
23%
Retail
$170.4
21%
Other
$157.7

By Region



Texas
$121.3
Florida
$126.3
16%
17%
Tennessee(2)
$90.4
12%
55%
Mississippi(1)
$405.5

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Florida Loans

September 30, 2009

($ in millions)

Loan Type	$	% of Loans
Construction and land development	$ 212	38.4%
Secured by 1-4 family residential	92	16.7%
Secured by nonfarm, nonresidential	183	33.1%
Other real estate secured	13	2.3%
Commercial and industrial loans	20	3.6%
Consumer loans	2	0.4%
Other loans	30	5.4%
Total Loans	$ 551	100.0%

Construction Land and Development	$	% of Loans
Lots	$ 64	30.0%
Development	28	13.4%
Unimproved land	83	39.4%
1-4 family construction	13	6.2%
Other construction	23	11.0%
Construction and land development loans	$ 212	100.0%

Total Loans by Type
$551 million



Nonfarm, nonresidential $183
33%
Other real estate secured $13
2%
C & I $20
4%
6%
Other $32
17%
38%
Construction & land development $212
1-4 Family $92

Construction and Land Development
$212 million



Other construction $23
1-4 Family $13
11%
6%
30%
Lots $64
13%
40%
Development $28
Unimproved land $83

Florida Credit Quality
September 30, 2009
($ in thousands)

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Classified (3) Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction, land development and other land loans:									
Lots	$ 63,645	$ 26,047	$ -	$ 12,152	$ 11,436	$ 2,459	$ 61,186	7,361	12.03%
Development	28,376	17,883	-	5,033	702	12,148	16,228	2,237	13.78%
Unimproved land	83,437	49,261	18,980	10,945	3,891	15,445	67,992	9,066	13.33%
1-4 family construction	13,237	4,726	-	1,767	244	2,715	10,522	374	3.55%
Other construction	23,279	15,051	2,745	9,665	497	2,144	21,135	3,122	14.77%
Construction, land development and other land loans:	211,974	112,968	21,725	39,562	16,770	34,911	177,063	22,160	12.52%
Commercial, commercial real estate and consumer	339,445	69,292	18,964	29,946	12,080	8,302	331,143	7,027	2.12%
Total Florida loans	$ 551,419	$ 182,260	$ 40,689	$ 69,508	$ 28,850	$ 43,213	$ 508,206	$ 29,187	5.74%

(1) Criticized loans equal all special mention and classified loans.
(2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4) All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off.

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK.

Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions